                                                              Diversified Growth


ROBERTSON STEPHENS MUTUAL FUNDS
The Diversified Growth Fund
Annual Report
December 31, 1997



[GRAPHIC]

THE DIVERSIFIED GROWTH FUND ANNUAL REPORT


January 30, 1998

FELLOW SHAREHOLDER:


First I want to thank you for being a shareholder in the Robertson Stephens Funds. All of us here appreciate your support.

As you probably already know, 1997 was an outstanding year for most categories of equity investing with the notable exception of stocks of Asian companies.
The year also brought very high market volatility especially in shares of smaller companies, but investors who stayed the course were well rewarded. Yet as I review the timing and level of redemptions out of our fund complex and other fund complexes, I am acutely aware that many investors do not stay the course, and instead sell during market declines worrying that the market will go even lower. An important study done in 1997 by an independent consulting group (DALBAR, Inc.) studying mutual fund investors from 1984-1996 concluded that the average investor in equity mutual funds had given up between 1/3 to 2/3 of available returns by selling at the wrong times and reinvesting after the market
had significantly recovered.   This slippage in performance is very significant
and obviously needs to be avoided. Developing a financial plan and sticking to it are the centerpieces for achieving expected returns.

We have put some free tools in place for your convenience to help an investor stay the course or just stay up to date with fund activity. First, the portfolio managers of each fund regularly update a recorded message. These "hotline" messages are accessible for current investors through our toll free number (1-800-766-3863) and our Web site (www.rsim.com) and are updated especially during times of significant market volatility. Additionally, we also conduct monthly conference calls with our portfolio managers and provide detailed quarterly summaries on each of our equity mutual funds, all of which can also be accessed on our Web site.

Over the past few years we have introduced several funds that have the objective of global investing. In 1998 we plan to introduce a new fund - a broadly diversified large-cap international fund that is designed to be a core holding. This fund will seek to outperform the benchmark indexes through the application of an investment discipline based on Economic Value Added (EVA). This methodology focuses on studying the level of incremental returns on capital that
companies can earn with their free cash flow.   Though we have successfully used
EVA analysis for years in some of our funds, this is a little used methodology in the mutual fund industry. We believe this methodology sets us apart and that our technological advances help to give our portfolio managers an edge in picking winning stocks. We are quite enthusiastic about this future fund offering.

At Robertson Stephens Funds we continually work on making our investment process better to pursue the goal of outstanding risk adjusted rates of return. One of the areas we focused on in 1997 and will continue to focus on in the future is the use of technologies that help us become better investors. In that regard we added several new exciting technology tools in 1997. As very significant shareholders of our own funds we look forward to seeking excellent returns with you in 1998 and beyond. We believe in the old adage of "Eating your own cooking."

If you have any questions or suggestions please drop me a note or send me an E-mail message.

Again, thank you for your support.


/s/ G. Randy Hecht

G. Randy Hecht
President
Robertson Stephens Funds
randy_hecht@rsco.com


Information contained herein relating to the new international fund is subject to completion or amendment. A registration statement relating to the fund's securities has been filed with the Securities and Exchange Commission. The fund's securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This letter shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the fund's securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state. A prospectus regarding the new fund is available from BancAmerica Robertson Stephens; an investor should read that prospectus carefully before investing.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


THE DIVERSIFIED GROWTH FUND


FUND HIGHLIGHTS


ACQUISITION
BankAmerica Corporation's acquisition of Robertson, Stephens & Company became effective October 1, 1997. The investment management activity for both organizations has been placed under the leadership of Randy Hecht, President of Robertson Stephens Investment Management (RSIM) since 1989. We believe this is a strong commitment to honor the unique culture which remains at the heart of RSIM's success, and we look forward to the ability to expand our global capabilities and resources as a result of this partnership.

CO-PORTFOLIO MANAGER
Effective October 1, 1997, John Seabern, an analyst for The Robertson Stephens Diversified Growth Fund since its inception, was named co-portfolio manager of the Fund and now manages with John Wallace.


FUND PHILOSOPHY


The Diversified Growth Fund seeks to achieve long-term capital growth by investing primarily in small- and mid-cap stocks. Our flexible, bottom-up approach is based on our search for a growth catalyst and trend analysis. We look for well-managed companies with improving fundamentals that may be positioned for growth. We also may engage in short sales of securities we expect to decline in price. Our formula for long-term success also includes a disciplined approach to risk: losses are eliminated quickly, and we are constantly looking for attractive new opportunities.


CONTENTS


Fund Highlights  1
Report to Shareholders  2
Fund Performance - Class A Shares  7
Portfolio Summary  8
Fund Performance - Class C Shares  9
Schedule of Investments  10
Schedule of Securities Sold Short  15
Statement of Assets and Liabilities  16
Statement of Operations  17
Statement of Changes in Net Assets  18
Financial Highlights - Class A Shares  19
Financial Highlights - Class C Shares  20
Notes to Financial Statements  21
Report of Independent Accountants  28
Administration  28

THE DIVERSIFIED GROWTH FUND ANNUAL REPORT

FUND MANAGERS

[PHOTO]

JOHN L. WALLACE

[PHOTO]

JOHN H. SEABERN

THE ROBERTSON STEPHENS DIVERSIFIED GROWTH FUND


DEAR SHAREHOLDER:


The Robertson Stephens Diversified Growth Fund returned -3.56% (Class A) and -5.08% (Class C) in the fourth quarter.

Despite a difficult and often volatile fourth quarter, for the one-year period ended December 31, 1997, the Fund (Class A) returned 29.45% versus the S&P 500 Index, which returned 33.34% for the same period. The Fund's Class C shares had a return of 0.10% since their inception on September 8, 1997.

During the fourth quarter, our emphasis on small- to mid-cap stocks was detrimental as we saw a one-day, 7.18% decline in the Dow Jones Industrial Average and increased turmoil in global currency and equity markets. The bulk of our underperformance during the fourth quarter was due to a smaller cap equity bias and an underweighting in financial stocks. This past year ended the third consecutive year of unprecedented gains for major market indices. It was the first time ever that we have seen three straight years of better than 20% gains for the Dow Jones Industrial Average. Except for a brief period this summer, small-cap stocks lagged considerably for the third year in a row, and we saw large-cap stocks outperform once again.


Russell 2000 vs. S&P 500
RELATIVE STRENGTH:


[GRAPH]

[PLOT POINTS TO COME]

[PLOT POINTS GO HERE]


SOURCE: THE LEUTHOLD GROUP

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

In our opinion, small- and mid-cap stocks remain undervalued compared to the overall market. Concerns over Southeast Asia and other emerging economies have focused investors' attention on bigger, more liquid stocks. We still believe that many small-cap stocks offer higher earnings growth potential in 1998 with less foreign exposure than most large-cap multinationals. While interest rates, monetary policy and liquidity might put a floor under stocks, earnings disappointments may accelerate this year. We also believe that most investors are underestimating the potential for increased competition and disinflationary pressures that may result from Asia's problems in 1998.

1997:  THE YEAR IN REVIEW
For the second year in a row, we would like to provide our shareholders with a review of our own thoughts on 1997 performance. It is our hope that this will give you a better view of our strengths and our weaknesses. As always, we strive to learn from our mistakes and never take our successes in stride.


     "...SMALL- AND MID-CAP
     STOCKS REMAIN UNDERVALUED
     COMPARED TO THE OVERALL
     MARKET."


Overall, we were very pleased with 1997's performance. This past year will rank as the most volatile year since 1987 and equals 1982.

Annual Occurrence of 1% or Greater Moves (DAY TO DAY CLOSES)
S&P 500 1945 TO 1997


[GRAPH]

[PLOT POINTS TO COME]

[PLOT POINTS GO HERE]

SOURCE:  -C-THE LEUTHOLD GROUP 1998


That volatility was very evident in a year in which we lagged behind most large-cap indices (January - July), then caught up (August - October), then lagged once again (November - December). The Fund peaked in early October and we finished the year about 12% off our high, as global woes in the fourth quarter shifted investors' interests back to larger, more liquid stocks.



THE GOOD
Despite a terrible November, our overweighting in the oil service sector helped our performance dramatically. We ended the year with approximately 13.3% in oil service stocks. Earnings visibility remains quite high despite weakened oil prices from a peak of $26 a barrel to a new low of around $17 a barrel. Exploration

THE DIVERSIFIED GROWTH FUND ANNUAL REPORT


activity remains strong and major oil companies continue to increase their research, exploration and development spending, all of which directly benefit the oil service companies. Despite the large gains over the past two years, we do not think the cycle is over. Some of our 1997 winners were: CAMCO INTERNATIONAL (1.58%) and OYO GEOSPACE (1.52%).

The cable TV sector is one of our favorites and accounted for a large portion of our summer gains. We currently maintain a 9.1% weighting in this sector. The stocks began to outperform last summer after Microsoft announced a $1 billion investment in Comcast Corporation. We remain enthusiastic about this sector due to strong fundamentals, new service introductions (cable-modem, digital deployment), and improving balance sheets. At year-end we were invested in:
TELE-COMMUNICATIONS INC. (1.99%), NEXTLEVEL SYSTEMS (1.66%) and US WEST MEDIA GROUP (2.00%), and we currently hold these investments.

We continue to be opportunistic and try to take advantage of market volatility. Some of our big winners in 1997 were bought and sold during the year, others we continue to hold. At year-end we were invested in AGRIBIOTECH (2.54%), HERMAN MILLER INC. (2.03%), and IWL COMMUNICATIONS (2.02%).

The common denominator of these companies is the identification of a growth catalyst that helped drive earnings and valuations above expectations.


THE BAD
The first and fourth quarters of 1997 were particularly rough periods for small-cap stocks, and many have yet to recover from the October/November correction, despite improving fundamentals. Since the median market cap of the Fund during 1997 was approximately $750 million, we were not immune. Some of our small-cap victims were: CLEARNET COMMUNICATIONS, PLATINUM TECHNOLOGY and CONCENTRIC NETWORK CORP.


[PHOTO]

INVESTMENT MANAGEMENT

G. RANDY HECHT
President
Robertson Stephens
Funds
randy_hecht@rsco.com

INVESTMENT TEAM

TRADING
Don Heidary

SENIOR TRADER
Catherine O'Neill

ADMINISTRATION
Tara Slevin

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


We were slow to react to the October/November correction in oil service stocks. Rumors of decreased spending among operators, OPEC quota hikes, an Asian economic slowdown, and El Nino worries prompted a momentum frenzy out of the sector. Many of our stocks declined 25-50%. We took some profits, but our hesitation plus the swiftness of sector rotation cost the Fund approximately 3-4% in November.

When the Fed raised interest rates on March 25, 1997, we reduced our weightings in financial stocks to under 5%. At the time we felt there would be further upward pressure on interest rates. We were wrong and long-term interest rates declined, mega-mergers continued, and profitability, especially among regional banks, remained strong. It wasn't until the fourth quarter, however, when our underweighting impacted performance. We currently have approximately 7.4% in the financial services sector.


OUTLOOK
As we enter 1998 we are more conservative than we were 12 months ago. Whether we like it or not, we are getting later and later in both the economic and bull market cycles. Market valuations are stretched and we do not believe "It's different this time." The biggest economic news of 1997 was the turmoil in Asia. The big question for 1998 is how will it impact the U.S. economy. In all likelihood it may mean a flood of imports to the United States by spring, a reduction in GDP growth, and pressure on corporate earnings. In general, pricing power has not been good and should have a negative impact on companies exposed to Asian competition.

Over the next several months, earnings pre-announcements should give us a first cut at quantifying the market environment. From time to time, we may reduce our equity exposure by purchasing puts on the S&P 500, or even shorting individual stocks.


WORKING ASSUMPTIONS FOR 1998
Analysts' estimates for 1998 corporate earnings may be too opportunistic. Bottom-up I/B/E/S Inc. estimates for S&P earnings imply a robust 14-15% gain. If this proves to be too high, current valuations suggest stocks are vulnerable. We are looking for a 7-10% gain in corporate earnings in 1998. The small-cap earnings outlook is better, but that does not necessarily mean outperformance.

Interest rates remain a positive for the market. Inflation remains in check. One of the surprises of 1997 was the decline of long-term interest rates to below 6.0%. The secular downtrend of long-term interest rates which began in 1981 continues, but rates could come back slightly. We are looking for a 5.5 - 6.75% trading range for 1998.


Long-Term U.S. Government Yields

(1957 TO DATE)

[GRAPH]

[PLOT POINTS GO HERE]

[PLOT POINTS TO COME]

SOURCE: INVESTMENT COMPANY INSTITUTE

THE DIVERSIFIED GROWTH FUND ANNUAL REPORT


Investable cash flows from individuals remain strong and continue to be the primary source of funding for the equity market. Any dramatic reduction in funds flows would be negative for the market.


US Focus Equity Fund
Net New Cash Flow
(1990 TO DATE)

[GRAPH]

[PLOT POINTS TO COME]

[PLOT POINTS GO HERE]

Monthly Net Cash Flow

12 Month Total Cash Flow

SOURCE: THE LEUTHOLD GROUP


Additional wild cards that might affect stock prices in 1998:

-    Corporate earnings exceed expectations once again.

- Asian competition causes politicians to get involved before 1998 elections (trade wars).

-    The Fed tightens rates in a slow-growth economic environment.

-    Continued strength in an already strong dollar.

- Lower interest rates are no longer perceived as a positive for equities and the economy (deflation).

- Greater than expected expenses related to Year 2000 (Y2K) software compliance that may negatively impact corporate profit margins.


 "WE CONTINUE TO BE
OPPORTUNISTIC AND TRY
TO TAKE ADVANTAGE OF
MARKET VOLATILITY."


IN CONCLUSION
The Diversified Growth Fund's philosophy of searching for above average growth with a disciplined approach to risk was profitable in 1997. We want to remind investors that successful equity investing is not a short-term proposition. We remain focused on, and look forward to, a long-term relationship with our shareholders.

On behalf of the entire Diversified Growth team, we want to thank you for your support. Wishing everyone a healthy and profitable 1998!

Sincerely,

/s/ John L. Wallace        /s/ John H. Seabern

JOHN L. WALLACE           JOHN H. SEABERN

Portfolio Managers
January 9, 1998

TO HEAR OUR ONGOING THOUGHTS ON THE FUND, CALL OUR
PORTFOLIO MANAGER HOTLINE AT 1-800-766-3863.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


FUND PERFORMANCE - CLASS A SHARES


Results of a hypothetical $10,000 investment in The Robertson Stephens Diversified Growth Fund, the S&P 500 Index(1) and the Russell 2000 Growth Index(2)
IF INVESTED ON AUGUST 1, 1996(3)


[GRAPH]

[PLOT POINTS TO COME]

[PLOT POINTS GO HERE]

CUMULATIVE TOTAL RETURNS

                                   DIVERSIFIED     S&P 500    RUSSELL 2000
FOR THE PERIOD ENDED 12/31/97      GROWTH FUND     INDEX(1)   GROWTH INDEX(2)
------------------------------------------------------------------------------
Since inception (8/1/96)(3)           60.77%        53.36%           26.12%
------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

                                   DIVERSIFIED    S&P 500     RUSSELL 2000
FOR THE PERIOD ENDED 12/31/97      GROWTH FUND    INDEX(1)   GROWTH INDEX(2)
------------------------------------------------------------------------------
One year                              29.45%        33.34%           12.95%
------------------------------------------------------------------------------
Since inception (8/1/96)(3)           39.82%        35.24%           17.80%



(1) The Standard & Poor's Composite Index Of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index itself.

(2) The Russell 2000 Growth Index is a market capitalization-weighted index composed of 2,000 U.S. Companies with a greater-than-average growth orientation and market capitalizations ranging from $40 million to $450 million. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index itself.

(3)  Date that the Fund's Class A shares were first issued to the public.

     Investors should realize that all performance data presented is based upon past performance during limited periods of time, and past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

     International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

THE DIVERSIFIED GROWTH FUND ANNUAL REPORT

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 1997


[CHART]

[PLOT POINTS TO COME]

(type in pie chart here)


TOP TEN HOLDINGS

1.
EVI, INC. (2.63%)
Manufactures engineered oil field products, including drilling tools, premium tubulars, and production equipment.

2.
SPINE-TECH, INC. (2.55%)
Designs, develops, manufactures, and sells spinal implants and medical instruments for various spinal conditions.

3.
AGRIBIOTECH, INC. (2.54%)
Develops and markets products intended to improve the profitability of farming and ranching.

4.
COOPER CAMERON CORPORATION (2.34%)
Manufactures, markets, and services production equipment for the oil and gas industry.

5.
WALTER INDUSTRIES, INC. (2.17%)
A holding company with subsidiaries operating in the areas of home-building/financing and industrial operations. Walter Industries and its subsidiaries operate manufacturing facilities and sales offices throughout the world.

6.
THE DRESS BARN, INC. (2.11%)
Operates a national chain of value-priced specialty stores offering career fashion to the working woman. Dress Barn operates 691 stores in 43 states.

7.
HERMAN MILLER, INC.(2.03%)
Designs, manufactures, and sells furniture systems and furniture-related products and services to offices and health care facilities.

8.
IWL COMMUNICATIONS, INC. (2.02%)
Provides advanced communications solutions to customers in remote regions using analog and digital technologies.

9.
U.S. WEST MEDIA GROUP (2.00%)
Involved in domestic and international cable and telephony, wireless communications and directory, and information services.

10.
TELE-COMMUNICATIONS, INC. (1.99%)
Through its subsidiaries and affiliates, the company constructs, acquires, owns, and operates cable television systems.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


FUND PERFORMANCE - CLASS C SHARES


Results of a hypothetical $10,000 investment in The Robertson Stephens Diversified Growth Fund, the S&P 500 Index(1) and the Russell 2000 Growth Index(2)
IF INVESTED ON SEPTEMBER 8, 1997(3)


[GRAPH]

[PLOT POINTS TO COME]

[PLOT POINTS GO HERE]



CUMULATIVE TOTAL RETURNS
                                   DIVERSIFIED     DIVERSIFIED       S&P 500        RUSSELL 2000
FOR THE PERIOD ENDED 12/31/97      GROWTH FUND     GROWTH FUND(4)      INDEX(1)     GROWTH INDEX(2)
----------------------------------------------------------------------------------------------------
Since inception (9/8/97)(3)           1.10%            0.10%             4.79%           (4.18)%
----------------------------------------------------------------------------------------------------


(1) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index itself.

(2) The Russell 2000 Growth Index is a market capitalization-weighted index composed of 2,000 U.S. companies with a greater-than-average growth orientation and market capitalizations ranging from $40 million to $450 million. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index itself.

(3)  Date that the Fund's Class C shares were first issued to the public.

(4) Reflects the 1% contingent deferred sales charge imposed on redemptions within the first year of purchasing shares.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

THE DIVERSIFIED GROWTH FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS



DECEMBER 31, 1997                                                FOREIGN CURRENCY(2)                SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS
-----------------------------------------------------------------------------------------------------------------------------
BANKS - 3.0%
Compass Bancshares, Inc.(1)                                                                        15,000          $  656,250
TCF Financial Corporation(1)                                                                       26,000             882,375
Union Planters Corporation(1)                                                                      12,500             849,219
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,387,844
-----------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 4.9%
AgriBioTech, Inc.                                                                                 120,000           2,047,500
Intercardia, Inc.                                                                                  44,250             790,969
Millennium Pharmaceuticals, Inc.                                                                   57,500           1,092,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,930,969
-----------------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES - 0.1%

U-Ship, Inc., 144A(6)                                                                             161,386              30,260
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       30,260
-----------------------------------------------------------------------------------------------------------------------------
CLOTHING/RETAIL - 4.8%
Gadzooks, Inc.                                                                                     45,000             945,000
The Dress Barn, Inc.                                                                               60,000           1,702,500
Vans, Inc.                                                                                         80,000           1,210,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,857,500
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 3.4%
Childrens Comprehensive Services, Inc.                                                             27,500             508,750
Michael Baker Corporation                                                                          40,400             393,900
Primark Corporation(1)                                                                             32,500           1,322,344
Securacom, Inc.                                                                                    50,000             487,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,712,494
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 12.0%
Egghead, Inc.                                                                                     235,000           1,527,500
FileNet Corporation                                                                                50,000           1,506,250
INTERSOLV, Inc.                                                                                    70,000           1,417,500
Medirisk, Inc.                                                                                    100,000           1,100,000
Netscape Communications Corporation                                                                10,900             265,687
Platinum Technology, Inc.                                                                          50,000           1,412,500
Secure Computing Corporation                                                                      100,000           1,181,250
System Software Associates, Inc.                                                                   65,000             568,750
THQ, Inc.                                                                                          30,000             690,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    9,669,437
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 0.1%
InfoNow Corporation                                                                               227,215              78,389
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       78,389
-----------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 1.4%
Giant Cement Holding, Inc.                                                                         50,000           1,156,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,156,250
-----------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

10


                                                 ROBERTSON STEPHENS MUTUAL FUNDS


DECEMBER 31, 1997                                               FOREIGN CURRENCY(2)                SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 1.9%
Aldila, Inc.                                                                                       52,500          $  229,687
N2K, Inc.                                                                                          52,000             760,500
ONSALE, Inc.                                                                                       30,000             540,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,530,187
-----------------------------------------------------------------------------------------------------------------------------
DATA PROCESSING SERVICES - 0.7%
Keane, Inc.                                                                                        15,000             609,375
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      609,375
-----------------------------------------------------------------------------------------------------------------------------
ENERGY - 1.0%
Devon Energy Corporation(1)                                                                        20,000             770,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      770,000
-----------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES - 9.8%
CE Franklin Limited                                                                                35,700             330,225
Camco International, Inc.(1)                                                                       20,000           1,273,750
Cooper Cameron Corporation                                                                         31,000           1,891,000
EVI, Inc.                                                                                          41,000           2,121,750
Mitcham Industries, Inc.                                                                           60,000           1,095,000
OYO Geospace Corporation                                                                           65,000           1,226,875
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    7,938,600
-----------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT - 2.4%
Alliance Gaming Corporation                                                                       200,000             975,000
Grand Casinos, Inc.                                                                                70,000             953,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,928,750
-----------------------------------------------------------------------------------------------------------------------------
FOOD RETAIL/WHOLE-SALE - 1.4%
Authentic Specialty Foods, Inc.                                                                    85,000           1,158,125
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,158,125
-----------------------------------------------------------------------------------------------------------------------------
HOME BUILDING - 4.1%
Crossmann Communities, Inc.                                                                        30,000             828,750
Oakwood Homes Corporation(1)                                                                       27,500             912,656
Pulte Corporation(1)                                                                               12,500             522,656
Toll Brothers, Inc.                                                                                40,000           1,070,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,334,062
-----------------------------------------------------------------------------------------------------------------------------
INSURANCE - 4.4%
American General Corporation(1)                                                                    15,000             810,938
Core Cap, Inc., Class A, Restricted(3,4)                                                           25,000             562,500
Core Cap, Inc., Preferred, Restricted(3,4)                                                         25,000             562,500
Hartford Life, Inc., Class A(1)                                                                    20,000             906,250
Piper Jaffray Companies, Inc.(1)                                                                   18,500             674,094
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,516,282
-----------------------------------------------------------------------------------------------------------------------------


                                                                            11

The accompanying notes are an integral part of these financial statements.



THE DIVERSIFIED GROWTH FUND ANNUAL REPORT


SCHEDULE OF INVESTMENTS (CONTINUED)


DECEMBER 31, 1997                                               FOREIGN CURRENCY(2)                SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 6.0%
Advanced Lighting Technologies, Inc.                                                               37,500          $  712,500
Herman Miller, Inc.(1)                                                                             30,000           1,636,875
Keystone Consolidated Industries, Inc.                                                             60,000             720,000
Walter Industries, Inc.                                                                            85,000           1,753,125
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    4,822,500
-----------------------------------------------------------------------------------------------------------------------------
MEDIA - 4.0%
Tele-Communications, Inc.                                                                          57,500           1,606,406
U.S. WEST Media Group                                                                              56,000           1,617,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,223,406
-----------------------------------------------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS & DEVICES - 3.9%
Perclose, Inc.                                                                                     57,000           1,097,250
Spine-Tech, Inc.                                                                                   40,000           2,057,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,154,750
-----------------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES - 0.9%
Medaphis Corporation                                                                              110,000             715,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      715,000
-----------------------------------------------------------------------------------------------------------------------------
NETWORK SYSTEMS - 4.8%
Concentric Network Corporation                                                                     85,000             754,375
Digi International, Inc.                                                                           52,500             892,500
NextLevel Systems, Inc.                                                                            75,000           1,340,625
Tidel Technologies, Inc.                                                                          235,000             925,313
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,912,813
-----------------------------------------------------------------------------------------------------------------------------
OIL/GAS DRILLING - 3.5%
Artisan Corporation(1)                                                       CAD                   29,700             229,159
Bonus Resources Services Corporation                                         CAD                  300,000           1,241,539
Nabors Industries, Inc.                                                                            10,000             314,375
SEACOR SMIT, Inc.                                                                                  17,500           1,054,375
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,839,448
-----------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 3.1%
DUSA Pharmaceuticals, Inc.                                                                         64,600             742,900
Guilford Pharmaceuticals, Inc.                                                                     35,000             704,375
Incyte Pharmaceuticals, Inc.                                                                       15,000             675,000
Neurex Corporation                                                                                 27,500             381,563
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,503,838
-----------------------------------------------------------------------------------------------------------------------------
REITs - 1.7%
Canadian Hotel Income Properties R.E.I.T.(1)                                 CAD                   75,000             505,033
CRIIMI MAE, Inc.(1)                                                                                56,600             849,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,354,033
-----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 4.2%
ANTEC Corporation                                                                                  70,000           1,093,750
IWL Communications, Inc.                                                                          125,200           1,627,600
P-Com, Inc.                                                                                        40,000             690,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,411,350
-----------------------------------------------------------------------------------------------------------------------------


12

The accompanying notes are an integral part of these financial statements.


                                                 ROBERTSON STEPHENS MUTUAL FUNDS


DECEMBER 31, 1997                                               FOREIGN CURRENCY(2)                  SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 6.0%
Clearnet Communications, Inc., Class A                                                             70,000          $  796,250
ICG Communications, Inc.                                                                           20,000             545,000
Mobile Telecommunications Technologies Corporation                                                 35,000             770,000
Nextel Communications, Inc., Class A                                                               36,000             936,000
STARTEC Global Communication Corporation                                                           44,900           1,004,637
WorldCom, Inc.                                                                                     27,500             831,875
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    4,883,762
-----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.9%
SkyWest, Inc.(1)                                                                                   25,000             740,625
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      740,625
-----------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK - 94.4% (Cost $70,480,940)                                                                      76,170,049
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                CONTRACTS               VALUE
-----------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
The PHLX/KBW Bank Index, Strike 50, Expire 1/17/98(5)                                                 150             399,375
The Philadelphia Oil Service Sector Index, Strike 100, Expire 1/17/98(5)                              550             770,000
-----------------------------------------------------------------------------------------------------------------------------

TOTAL CALL OPTIONS - 1.4% (Cost $698,850)                                                                           1,169,375

PUT OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
Dell Computer Corporation, Strike 67.50, Expire 2/21/98(5)                                            500              65,625
Nike, Inc., Strike 40, Expire 1/17/98(5)                                                              500              78,125
Nike, Inc., Strike 45, Expire 1/17/98(5)                                                              750             431,250
Polaris Industries, Inc., Strike 30, Expire 3/21/98(5)                                                375              70,312
-----------------------------------------------------------------------------------------------------------------------------
TOTAL PUT OPTIONS - 0.8% (Cost $438,406)                                                                              645,312


                                                                                                 WARRANTS               VALUE
-----------------------------------------------------------------------------------------------------------------------------
WARRANTS
-----------------------------------------------------------------------------------------------------------------------------
InfoNow Corporation, 1/2 Warrants, Strike $1.40, Expire 5/20/98(3,5)                              285,715              43,745
TOTAL WARRANTS - 0.1% (Cost $129,640)                                                                                  43,745

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 96.7% (Cost $71,747,836)                                                                       78,028,481
-----------------------------------------------------------------------------------------------------------------------------

DEPOSITS WITH BROKERS AND CUSTODIAN BANK FOR SECURITIES SOLD SHORT
-----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                4,824,569
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DEPOSITS WITH BROKERS AND CUSTODIAN BANK FOR SECURITIES SOLD SHORT - 6.0%                                     4,824,569


The accompanying notes are an integral part of these financial statements.

THE DIVERSIFIED GROWTH FUND ANNUAL REPORT


DECEMBER 31, 1997                                                                                                       VALUE
-----------------------------------------------------------------------------------------------------------------------------

RECEIVABLE FROM BROKERS FOR SECURITIES SOLD SHORT - 4.0%                                                         $  3,200,833
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
SECURITIES SOLD SHORT - (3.5)% (PROCEEDS: $3,200,833 )                                                            (2,795,219)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (3.2)%                                                                                   (2,604,523)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                                                       $  80,654,141
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------


(1)  Income-producing security.
(2)  Foreign denominated security; CAD  - Canadian Dollar.
(3)  Fair-value security. See 1.a. in Notes to Financial Statements.
(4)  Restricted security. See 4.e. in Notes to Financial Statements.
(5)  See 4.f. in Notes to Financial Statements.
(6) These securities may be resold in transactions under rule 144A of the Securities Act of 1933, normally to qualified institutional buyers.

The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS



SCHEDULE OF SECURITIES SOLD SHORT


DECEMBER 31, 1997                                                                                  SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS
-----------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.1%
Arterial Vascular Engineering, Inc.                                                                14,000          $  910,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      910,000
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 0.8%
Applied Magnetics Corporation                                                                      25,000             278,125
Dell Computer Corporation                                                                           4,000             336,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      614,125
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 0.5%
Hologic, Inc.                                                                                      20,000             413,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      413,750
-----------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - 0.3%
American Power Conversion Corporation                                                              10,000             236,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      236,250
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS SOLD SHORT - 2.7% (Proceeds: $2,570,979)                                                     $  2,174,125
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                CONTRACTS               VALUE
-----------------------------------------------------------------------------------------------------------------------------
WRITTEN CALL OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
Dell Computer Corporation, Strike 90, Expire 2/21/98(1)                                               250             112,500
IBM, Inc., Strike 105, Expire 2/21/98(1)                                                              150              90,000
Polaris Industries, Inc., Strike 30, Expire 3/21/98(1)                                                375              86,719
The Philadelphia Oil Service Sector Index, Strike 120, Expire 1/17/98(1)                              250              68,750
The PHLX/KBW Bank Index, Strike 780, Expire 1/17/98(1)                                                200             107,500
-----------------------------------------------------------------------------------------------------------------------------
TOTAL WRITTEN CALL OPTIONS - 0.6% (Proceeds: $381,312)                                                                465,469

-----------------------------------------------------------------------------------------------------------------------------
WRITTEN PUT OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
The PHLX/KBW Bank Index, Strike 740, Expire 1/17/98(1)                                                150             155,625
-----------------------------------------------------------------------------------------------------------------------------
TOTAL WRITTEN PUT OPTIONS - 0.2% (Proceeds: $248,542)                                                                 155,625
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT - 3.5% (Proceeds: $3,200,833)                                                        $  2,795,219
-----------------------------------------------------------------------------------------------------------------------------


(1) See 4.f. in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

THE DIVERSIFIED GROWTH FUND ANNUAL REPORT


STATEMENT OF ASSETS AND LIABILITIES


DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Investments, at value (cost: $71,747,836)                                                                        $ 78,028,481
Deposits with brokers and custodian bank for securities sold short                                                  4,824,569
Receivable from brokers for securities sold short                                                                   3,200,833
Receivable for investments sold                                                                                     1,480,994
Receivable for fund shares subscribed                                                                               2,216,423
Organization cost                                                                                                      23,391
Dividends receivable                                                                                                    3,175
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                       89,777,866

-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                                                                                   3,958,808
Securities sold short (Proceeds: $3,200,833)                                                                        2,795,219
Payable to custodian bank                                                                                           1,432,846
Payable for fund shares redeemed                                                                                      725,390
Accrued expenses                                                                                                      147,072
Payable to adviser                                                                                                     64,390
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                                   9,123,725

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                 $ 80,654,141
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                                    72,750,785
Accumulated net realized gain from investments                                                                        414,338
Accumulated net realized gain from securities and options sold short                                                  802,759
Net unrealized appreciation on investments                                                                          6,280,645
Net unrealized appreciation on securities sold short                                                                  405,614
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                 $ 80,654,141
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:
      Net Asset Value, offering and redemption price per share - Class A shares                                  $      14.04
      (Net assets of $80,278,209 applicable to 5,718,412 shares of beneficial interest outstanding with no par value)
-----------------------------------------------------------------------------------------------------------------------------
      Net Asset Value, offering and redemption price per share - Class C shares                                  $      13.93
      (Net assets of $375,932 applicable to 26,986 shares of
      beneficial interest outstanding with no par value)(1)
-----------------------------------------------------------------------------------------------------------------------------

(1) Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.



The accompanying notes are an integral part of these financial statements.

                                                ROBERTSON STEPHENS MUTUAL FUNDS

STATEMENT OF OPERATIONS


FOR THE YEAR ENDING DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Dividends (net of foreign tax withheld of $317)                                                                  $    312,799
Interest                                                                                                              170,653
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                               483,452


-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                                              646,730
Administrative services fees                                                                                          161,683
Distribution fees - Class A Shares                                                                                    161,523
Custodian fees                                                                                                        111,825
Transfer agent fees                                                                                                    88,438
Professional fees                                                                                                      61,681
Registration and filing fees                                                                                           54,440
Interest expense                                                                                                       38,375
Organization expense                                                                                                   23,506
Trustees' fees and expenses                                                                                            22,265
Shareholder reports                                                                                                    11,249
Insurance                                                                                                               1,153
Distribution fees - Class C Shares                                                                                        478
Dividend expense for securities sold short                                                                                450
Shareholder servicing fee - Class C Shares                                                                                159
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                                                      1,383,955
Less:  Expense waiver by advisor                                                                                     (126,477)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                                                                 1,257,478

-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                  (774,026)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS AND SECURITIES SOLD SHORT
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain from investments                                                                                 10,971,224
Net realized gain from securities sold short                                                                          944,950
Net change in unrealized appreciation on investments                                                                 (566,850)
Net change in unrealized appreciation on securities sold short                                                        232,991
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS                                                 11,582,315

-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             $ 10,808,289
-----------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

THE DIVERSIFIED GROWTH FUND ANNUAL REPORT


STATEMENT OF CHANGES IN NET ASSETS


                                                                                                  FOR THE             FOR THE
                                                                                               YEAR ENDED        PERIOD ENDED
                                                                                        DECEMBER 31, 1997 DECEMBER 31, 1996(1)
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                          $   (774,026)       $   (145,399)
Net realized gain/(loss) from investments                                                      10,971,224            (316,244)
Net realized gain/(loss) from securities sold short                                               944,950            (142,191)
Net change in unrealized appreciation on investments                                             (566,850)          6,847,495
Net change in unrealized appreciation on securities sold short                                    232,991             172,623
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           10,808,289           6,416,284

-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                                                 --                  --
Net investment income - Class C Shares(2)                                                              --                  --
Realized gain on investments - Class A Shares                                                 (10,204,078)                 --
Realized gain on investments - Class C Shares(2)                                                  (36,564)                 --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                           (10,240,642)                 --

-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions                           20,498,836          53,171,374
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                                   21,066,483          59,587,658
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                            59,587,658                   0
End of period                                                                                $ 80,654,141        $ 59,587,658
-----------------------------------------------------------------------------------------------------------------------------


(1) Class A shares were first issued on August 1, 1996.

(2) Class C shares were first issued on September 8, 1997.




The accompanying notes are an integral part of these financial statements.

                                                ROBERTSON STEPHENS MUTUAL FUNDS


FINANCIAL HIGHLIGHTS - CLASS A SHARES


                                                                                                  FOR THE             FOR THE
FOR A SHARE OUTSTANDING                                                                        YEAR ENDED        PERIOD ENDED
THROUGHOUT EACH PERIOD:                                                                          12/31/97        12/31/96(1,3)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                         $      12.42        $      10.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                                 (0.17)              (0.05)
Net realized gain and net change in unrealized appreciation on investments                           3.72                2.47
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 3.55                2.42

-----------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                                                               --                  --
Distributions from realized gain on investments                                                     (1.93)                 --
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                               $      14.04        $      12.42
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                                                                    29.45%              24.20%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period (000s)                                                             $     80,278        $     59,588
Ratio of Expenses to Average Net Assets                                                             1.94%(2)            2.28%(2)
Ratio of Net Investment Loss to Average Net Assets                                                (1.20)%(2)          (1.05)%(2)
Portfolio Turnover Rate                                                                              370%                 69%
Average Commission Rate Paid(4)                                                              $     0.0641        $     0.0526
-----------------------------------------------------------------------------------------------------------------------------


(1)  Class A shares were first issued on August 1, 1996.

(2) If the Fund had paid all of its expenses and had received no reimbursement from the Advisor for the year ended December 31, 1997 and for the period from August 1, 1996 (Commencement of Operations) through December 31, 1996, total return would have been 29.26% and 24.10%, respectively, the ratio of expenses to average net assets would have been 2.14% and 2.44%, respectively, and the ratio of the net investment loss to average net assets would have been (1.40)% and (1.21)%, respectively.

(3) Ratios, except for total return and portfolio turnover rate, have been annualized.

(4) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principal basis, if any.

     Per-share data with respect to Class A shares has been determined by using the average number of Class A shares outstanding throughout each period.

     Distributions reflect actual per-share amounts distributed for each period.

The accompanying notes are an integral part of these financial statements.

THE DIVERSIFIED GROWTH FUND ANNUAL REPORT


FINANCIAL HIGHLIGHTS - CLASS C SHARES


                                                                                                  FOR THE
FOR A SHARE OUTSTANDING                                                                      PERIOD ENDED
THROUGHOUT THE PERIOD:                                                                         12/31/97(1)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $  15.79
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Net Investment Loss                                                                                (0.08)
Net realized gain and net change in unrealized appreciation on investments                          0.15
---------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                0.07

---------------------------------------------------------------------------------------------------------
Distributions from net investment income                                                                -
Distributions from realized gain on investments                                                    (1.93)
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                  $  13.93
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                                                                     1.10%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net Assets, end of period (000s)                                                                  $  376
Ratio of Expenses to Average Net Assets                                                            2.69%(2)
Ratio of Net Investment Loss to Average Net Assets                                               (2.17)%(2)
Portfolio Turnover Rate                                                                              370%
Average Commission Rate Paid(3)                                                                $  0.0641
---------------------------------------------------------------------------------------------------------



(1)  Class C shares were first issued on September 8, 1997

(2) If the Fund had paid all of its expenses and had received no reimbursement from the Advisor for the period ended December 31, 1997, total return would have been 1.10%, the ratio of expenses to average net assets would have been 2.89%, and the ratio of the net investment loss to average net assets would have been (2.37)%.

(3) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principal basis, if any.

     Ratios, except for total return and portfolio turnover rate, have been annualized. Total return does not include the 1% contingent deferred sales charge.

     Per-share data with respect to Class C shares has been determined by using the average number of Class C shares outstanding throughout the period. Distributions reflect actual per-share amounts distributed for the period.


20


The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

The Robertson Stephens Diversified Growth Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on August 1, 1996. The Trust offers twelve series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value + Growth Fund, The Contrarian Fund-TM-, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Information Age Fund-TM-, The Robertson Stephens Global Natural Resources Fund, The Robertson Stephens Global Low-Priced Stock Fund, The Robertson Stephens Diversified Growth Fund, The Robertson Stephens MicroCap Growth Fund and The Robertson Stephens Global Value Fund. The assets for each series are segregated and accounted for separately.

The Trustees have authorized the issuance of two classes of shares of beneficial interest of the Fund, designated as Class A and C, respectively. The shares of each class represent an interest in the same portfolio of investments of the Fund. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class may bear expenses unique to that class (including, but not limited to, distribution expenses applicable to such class). Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund was liquidated. In addition, the Board of Trustees declares separate distributions on each class of shares. Each class votes as a class only with respect to its own distribution plan or other matters for which a class vote is required by law or determined by the Board of Trustees. Class C shares were first issued by the Fund on September 8, 1997. Class C shares are subject to a 1% contingent deferred sales charge if those shares are redeemed within one year of purchase.

NOTE 1    SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. INVESTMENT VALUATIONS:

Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. Foreign securities are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when the Fund's net asset value is next determined. At December 31, 1997, 98.5% of the Fund's long positions and 100% of its short positions were valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and proce-

THE DIVERSIFIED GROWTH FUND ANNUAL REPORT dures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which would have a significant impact on the value of the security. At December 31, 1997, approximately 1.5% of the Fund's long positions were valued using these guidelines and procedures.

As its normal course of business, the Fund has invested a significant portion of its assets in companies concentrated within a number of industries in the technology and energy sectors. Accordingly, the performance of the Fund may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

b. REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c. FEDERAL INCOME TAXES:

The Fund intends to comply with requirements of the Internal Revenue Code, qualifying as a regulated investment company. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax will be made.

d. SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date securities are purchased, sold, or sold short (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.


e. FOREIGN CURRENCY TRANSLATION:

The accounting records of the Fund are maintained in U.S. dollars. Investments securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

f. INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date, except certain cash dividends from foreign securities which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued and recorded daily.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

g. EXPENSES:

Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot de directly attributed to a specific fund are apportioned between the funds in the Trust.

h. DISTRIBUTIONS TO SHAREHOLDERS:

Dividends to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences which will reverse in a subsequent period. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

i. CLASS ALLOCATIONS:

Income, common expenses, and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Transfer agent expenses, distribution/shareholder service fees, and any other class specific expenses, if any, are calculated daily at the class level based on the appropriate daily net assets of each class and the specific expense rate applicable to each class.

j. CAPITAL ACCOUNTS:

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

k. TEMPORARY BORROWINGS:

The Fund and several affiliated funds share in a $15 million, uncommitted revolving credit and/or overdraft protection facility from the Fund's custodian bank for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. The Fund may borrow up to a maximum of 33 percent of its total assets under the agreement.

NOTE 2    CAPITAL SHARES:

a. TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value divided into two classes designated Class A and Class C. Transactions in capital shares for Class A for the year ended December 31, 1997, and the period from August 1, 1996 (Commencement of Operations) through December 31, 1996, and for Class C shares for the period from

THE DIVERSIFIED GROWTH FUND ANNUAL REPORT

September 8, 1997 (Commencement of Operations), through December 31, 1997, were as follows:


CLASS A

1/1/97 - 12/31/97                                     SHARES           AMOUNT
--------------------------------------------------------------------------------
Shares Sold                                        8,500,270     $127,513,263
Shares reinvested                                    734,926        9,789,220
--------------------------------------------------------------------------------
                                                   9,235,196      137,302,483

--------------------------------------------------------------------------------
Shares redeemed                                   (8,316,194)    (117,219,628)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase                                         919,002      $20,082,855
--------------------------------------------------------------------------------


8/1/96 - 12/31/96                                     SHARES           AMOUNT
--------------------------------------------------------------------------------
Shares Sold                                        6,310,303      $70,534,742
Shares reinvested                                          -                -
--------------------------------------------------------------------------------
                                                   6,310,303       70,534,742

--------------------------------------------------------------------------------
Shares redeemed                                   (1,510,893)     (17,363,368)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase                                       4,799,410      $53,171,374
--------------------------------------------------------------------------------


CLASS C

9/8/97* - 12/31/97                                    SHARES           AMOUNT
--------------------------------------------------------------------------------
Shares Sold                                           24,607         $385,494
Shares reinvested                                      2,762           36,564
--------------------------------------------------------------------------------
                                                      27,369          422,058

--------------------------------------------------------------------------------
Shares redeemed                                         (383)          (6,077)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase                                          26,986         $415,981
--------------------------------------------------------------------------------


* Class C shares were first issued on September 8, 1997.

NOTE 3    TRANSACTIONS WITH AFFILIATES:

a. ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually (beginning in 2000) by the Board of Trustees, the Fund pays Robertson, Stephens & Company Investment Management, L.P. ("RSIM, L.P.") an investment advisory fee and an administrative services fee calculated at an annual rate of 1.00% and 0.25%, respectively, of the average daily net assets of the Fund. For the year ended December 31, 1997, the Fund incurred investment advisory fees and administrative fees of $646,730 and $161,683, respectively. RSIM, L.P. has voluntarily agreed to waive any annual operating expenses, excluding the expense differential between Class A and Class C and dividend expenses related to short sales, of the Fund's Class A and Class C shares exceeding an annual expense ratio of 1.95%. For the year ended December 31, 1997, RSIM, L.P. voluntarily agreed to waive fees of $126,352 for Class A shares and $125 for Class C shares.

RSIM, L.P. may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Fund. No previous expense waivers or reimbursements of operating expenses were recouped by RSIM, L.P. from the Fund during the year ended December 31, 1997.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

b. COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Trust who are interested persons of the Trust receive no compensation from the Trust. Trustees of the Trust who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $22,265 for the year ended December 31, 1997.

c. DISTRIBUTION FEES:

For the period from January 1, 1997, through September 30, 1997, the Fund entered into agreements with Robertson, Stephens & Company LLC ("RS&Co.") for distribution services with respect to its Class A and Class C shares and adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, where continuance is reviewed annually by the Fund's Board of Trustees. Under these Plans, RS&Co. was compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Fund's Class A and Class C shares. The distribution fees for Class A and Class C shares are calculated at an annual rate of 0.25% and 0.75%, respectively, based on the average daily net assets attributed to each class of shares, although the Class C Plan contemplates payments at a rate of up to 1% of the Fund's average net assets attributable to Class C shares. For the period from January 1, 1997, through September 30, 1997, for Class A, and for the period from May 28, 1997 (Commencement of Operations) through September 30, 1997, for Class C, the Fund paid distribution fees of $ 106,880 and $17, respectively to RS&Co. On October 1, 1997, BankAmerica Corporation ("BAC") became the owner of the entire beneficial interest in RSIM, L.P. (See note 5.a. in Notes to the Financial Statements). As part of that acquisition, BAC also became the owner of the entire beneficial interest in RSIM's affiliate, BancAmerica Robertson Stephens (formerly Robertson Stephens & Company LLC). Pursuant to certain laws and regulations that apply to bank holding companies and their affiliates, a bank holding company-affiliated broker-dealer may not serve as the distributor or principal underwriter of mutual funds. Commencing October 1, 1997, Edgewood Services, Inc., a non-affiliate, has been designated the Fund's new distributor.

d. SHAREHOLDER SERVICING FEE:

The Trust has adopted a Shareholder Servicing Plan for the Class C shares of each fund. Under the Plan, each fund pays fees to BancAmerica Robertson Stephens ("BARS") at an annual rate of up to 0.25% of the fund's average daily net assets of the Class C shares. The Plan contemplates that financial institutions will enter into shareholder service agreements with BARS to provide administrative support services to their customers who are fund shareholders. In return for providing these support services, a financial institution may receive payments from BARS at a rate not exceeding 0.25% of the average daily net assets of the Class C shares of each fund for which the financial institution is the financial institution of record. For the period from September 8, 1997 (Commencement of Operations) through December 31, 1997 for Class C, the Fund incurred shareholder services fees of $159.

THE DIVERSIFIED GROWTH FUND ANNUAL REPORT

e. BROKERAGE COMMISSIONS:

RSIM, L.P. may direct orders for investment transactions to BARS as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of BARS to provide competitive prices and commission rates. All investment transactions in which BARS acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which BARS has been retained by the issuer. For the year ended December 31, 1997, the Fund paid brokerage commissions of $58,721 to BARS, which represented 9.6% of total commissions paid during the year.

NOTE 4    INVESTMENTS:

a. TAX BASIS OF INVESTMENTS:

At December 31, 1997, the cost of investments purchased and proceeds of securities sold short for federal income tax purposes was $76,003,420. Accumulated net unrealized appreciation on investments and securities sold short was $5,631,508, consisting of gross unrealized appreciation and depreciation of $10,612,916 and $4,981,408, respectively.

b. INVESTMENT PURCHASES AND SALES:

For the year ended December 31, 1997, the cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short and short-term investments) were $240,668,118 and $231,481,467, respectively.

c. FOREIGN SECURITIES:

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies, adverse political, social, and economic developments, and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

d. SHORT SALES:

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will typically realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, equities, and/or U.S. government securities sufficient to collateralize its obligation on the short positions. The Fund may also sell short "against the box" (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which is sold

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

short). If the Fund enters into a short sale against the box, it will hold an equivalent amount of the securities to cover its position while the short sale is outstanding. The Fund limits the value of short sale positions (excluding short sales against the box) to 25% of the Fund's total assets in short positions. For the year ended December 31, 1997, the cost of investments purchased to cover short sales and proceeds from investments sold short were $18,663,282 and $21,208,755, respectively.

e. RESTRICTED SECURITIES:

A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently reregistered and resold, the issuers would bear the expense of all registrations at no cost to the Fund. At December 31, 1997, the Fund held restricted securities with an aggregate value of $1,125,000, which represented 1.4% of the Fund's net assets. Restricted securities are valued according to the guidelines and procedures adopted by the Fund's Board of Trustees as outlined in Note 1.a., paragraph 2.


                             SHARES        COST        VALUE     ACQUISITION
SECURITY                       (000)       (000)        (000)            DATE
--------------------------------------------------------------------------------
Core Cap, Inc., Class A          25      $562.5       $562.5         10/29/97
Core Cap, Inc., Preferred        25       562.5        562.5         10/29/97
--------------------------------------------------------------------------------
                                         $1,125       $1,125
--------------------------------------------------------------------------------

f. OPTIONS AND WARRANTS:

Options and warrants normally entitle the holder to purchase a proportionate amount of a particular class of the issuer's securities at a predetermined price during a specific period. When the Fund is the writer of index or security options, the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

Options and warrants for which market quotations were not readily available were priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values an option or warrant by determining the differential between the exercise price of the option or warrant and the current price of the underlying stock, based on a number of factors. These factors include, but are not limited to, current price of the underlying stock, exercise price of the option or warrant, time to expiration, assumed riskless rate of interest, compounded rate of return on the stock, and standard deviation of the return on the stock. This valuation method is subject to frequent review and is in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees.

NOTE 5    ACQUISITION:

On October 1, 1997, BankAmerica Corporation completed its acquisition of Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc. Pursuant to that acquisition, Bankamerica Corporation became the owner of the entire beneficial interest in RSIM, L.P.

THE DIVERSIFIED GROWTH FUND ANNUAL REPORT

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholders of the Robertson Stephens Diversified Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Robertson Stephens Diversified Growth Fund (the "Fund") at December 31, 1997, And the results of its operations and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997, by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP

Price Waterhouse LLP
San Francisco, California
February 7, 1998


ADMINISTRATION

OFFICERS AND TRUSTEES

Andrew P. Pilara, Jr., Trustee
     President
Leonard B. Auerbach, Trustee
     President and Chairman of Auerbach Associates, Inc.
John W. Glynn, Jr., Trustee
     Principal and Chairman of
     Glynn Capital Management
James K. Peterson, Trustee
     Former Director of the IBM Retirement Funds
Terry R. Otton
     Chief Financial Officer
Dana K. Welch
     Secretary

INVESTMENT ADVISER
Robertson, Stephens & Company
Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Edgewood Services, Inc.
Clearing Operations
P.O. Box 897
Pittsburgh, PA 15230-0897

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
C/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Diversified Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published February 13, 1998

THE ROBERTSON STEPHENS MUTUAL FUNDS

VALUE

THE PARTNERS FUND
A SMALL-CAP FUND USING A
CASH FLOW VALUE METHODOLOGY
MANAGED BY ANDREW PILARA.

GROWTH & INCOME

THE GROWTH & INCOME FUND
SEEKING GROWTH WHILE
ATTEMPTING TO MODERATE RISK
MANAGED BY JOHN WALLACE.

GROWTH

THE DIVERSIFIED GROWTH FUND
FOCUSING ON SMALL-AND
MID-CAP COMPANIES
MANAGED BY JOHN WALLACE
AND JOHN SEABERN.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S
MOST DYNAMIC, GROWTH-
ORIENTED COMPANIES
MANAGED BY JIM CALLINAN.

THE INFORMATION AGE FUND-TM-
TARGETING INVESTMENTS IN THE
INFORMATION TECHNOLOGY SECTOR
MANAGED BY RON ELIJAH
AND ROD BERRY.

THE MICROCAP GROWTH FUND
FOCUSING ON COMPANIES WITH MARKET CAPS
OF LESS THAN $250 MILLION
MANAGED BY DAVE EVANS
AND RAINERIO REYES.

THE VALUE + GROWTH FUND
A GROWTH FUND FOR THE
LONG-TERM INVESTOR
MANAGED BY RON ELIJAH.

GLOBAL

THE CONTRARIAN FUND-TM-
A GLOBAL HEDGE FUND
MANAGED BY PAUL STEPHENS.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED
COMPANIES MANAGED BY HANNAH SULLIVAN.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON HARD
ASSET COMPANIES
MANAGED BY ANDREW PILARA.

THE GLOBAL VALUE FUND
SEEKING UNDERVALUED
INVESTMENTS WORLDWIDE
MANAGED BY ANDREW PILARA.

INTERNATIONAL

THE DEVELOPING COUNTRIES FUND
LOOKING FOR GROWING COMPANIES
IN EMERGING MARKETS
MANAGED BY MICHAEL HOFFMAN.


Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with the Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.

29


Design: Broom & Broom, Inc., San FranciscO
Photography: Bob Morris, R.J. Muna, Jerry Orabona, Bill Zemanek

Mutual fund shares are not insured by the FDIC or any other governmental entity; are not deposits or other obligations of, or guaranteed by Bank of America or any of its affiliates; and are subject to investment risks, including possible loss of the principal amount invested.

ROBERTSON STEPHENS FUNDS

BRINGING THE FUND MANAGER TO YOU

555 California Street, Suite 2600
San Francisco, California 94104


FUND NEWS & INFORMATION

ROBERTSON STEPHENS
INVESTOR SERVICES

-    Knowledgeable mutual
     fund representatives.

-    Automated access to daily
     net asset values.

-    Portfolio manager hotline,
     24 hours a day.

1-800-766-3863

ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

FUNDS@RSCO.COM

[LOGO]

ROBERTSON STEPHENS
ON THE WEB

HTTP://WWW.RSIM.COM


ROBERTSON STEPHENS
ACCOUNTLINK

-    Automated account
     information, 24 hours a day.

1-800-624-8025

FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, AND MOST LOCAL NEWSPAPERS AS DIVRGR under the heading Robertson Stephens. Its computer quotation symbol is RSDGX.

The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. The views expressed in this report are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs.